UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 5, 2021
SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01    Other Events.
On April 5, 2021, Sila Realty Trust, Inc., or the Company, issued the press release attached to this Report as Exhibit 99.1 and incorporated in this Report by reference announcing the date of its upcoming annual meeting of stockholders, or the 2021 Annual Meeting. The Company will hold its 2021 Annual Meeting on July 8, 2021 at 1:00 p.m. eastern time. Holders of record of the Company’s common stock at the close of business on April 22, 2021, the record date, are entitled to participate in the 2021 Annual Meeting.
Because the date of the 2021 Annual Meeting has been changed by more than 30 days from the anniversary of the Company’s 2020 annual meeting of stockholders, the deadline for the submission of proposals by stockholders for inclusion in the Company’s proxy materials relating to the 2021 Annual Meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, will be the close of business on April 15, 2021. The Company believes this provides a reasonable time before it expects to begin to print and send its proxy materials. Any proposal received after such date will be considered untimely.
In accordance with the Company’s Bylaws, stockholders who intend to nominate a person for election as a director or submit a proposal regarding any other matter of business at the 2021 Annual Meeting must deliver written notice of any proposed business or nomination to the Company Secretary at the Company’s principal executive offices no later than the close of business on April 15, 2021 (which is at least 10 days following the date of public disclosure of the date of the 2021 Annual Meeting). Any notice of proposed business or nomination must comply with the specific requirements set forth in the Bylaws in order to be considered at the 2021 Annual Meeting.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

99.1	Sila Realty Trust, Inc. Press Release, dated April 5, 2021.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

Dated: April 5, 2021	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer